                                                                    EXHIBIT 99.3

                    TICKETMASTER ONLINE - CITYSEARCH, INC.

                             EMPLOYMENT AGREEMENT


     This Agreement (the "Agreement") is made as of March 29, 1999 by and between Ticketmaster Online - CitySearch, Inc., a Delaware corporation (the "Company"), and Andrew Rebele (the "Executive").

      1.   Employment and Duties.  Effective as of the effective date (the
           ---------------------
"Effective Date") of the merger transaction (the "Merger") contemplated by that certain Reorganization Agreement dated January 8, 1999 by and among the Company, CityAuction, Inc, a California corporation, Executive and Monica Lee, (the "Reorganization Agreement"), Executive shall be employed as an Executive Vice President of the Company, reporting directly to the Chief Executive Officer, President or Chief Operating Officer of the Company, as the Company designates, and assuming and discharging such responsibilities as are commensurate with such office and position. Executive shall comply with and be bound by the Company's operating policies, procedures and practices as in effect from time to time during the term of Executive's employment hereunder. During the term of Executive's employment with the Company, Executive shall devote his full business time, skill and attention to his duties and responsibilities, and shall perform them faithfully, diligently and competently, and Executive shall use his best efforts to further the business of the Company and its affiliated entities. Notwithstanding the above, Executive shall be free to support and pursue outside businesses which do not violate the Non-Competition Agreement attached as Exhibit B, as long as such support and pursuit is done outside of normal business hours.

      2.   At-Will Employment.  The Company and Executive acknowledge that
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Executive's employment hereunder is and shall continue to be at-will (as defined under applicable law), and may be terminated at any time, with or without cause, at the option of either party. If Executive's employment terminates for any reason, Executive shall not be entitled to any payments, benefits, damages, awards or compensation other than as specifically provided by this Agreement, or as may otherwise be established pursuant to the then existing benefit plans or policies of the Company in effect at the time of such termination. No provision of this Agreement shall be construed as conferring upon Executive a right to continue in his position or in any other position with the Company.

     3.   Salary.  In consideration of Executive's services, Executive will be
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paid a minimum base salary at the rate of $125,000 per year (the "Base Salary")
during the term of his employment, to be paid in installments in accordance with the Company's standard payroll practices. Executive's Base Salary shall be reevaluated by the Board of Directors of the Company (or persons appointed by the Board of Directors), at the same frequency as the Company's other executive officers. Executive shall receive his salary retroactive to January 1, 1999.

     4.   Benefits; Expenses.  Executive shall be permitted, to the extent
          ------------------
eligible, to participate in the employee benefit plans and programs maintained by the Company and offered to employees of comparable position, including without limitation retirement plans, savings and profit sharing plans, stock option, incentive or other bonus plans, group medical, dental, life, disability and other insurance plans and other similar benefit plans of the Company, subject in each case to the generally applicable terms and conditions of the applicable plan or program and to the determination of the Company or any committee administering such plan or program.

     The Company shall reimburse Executive for all reasonable business and travel expenses actually incurred or paid by Executive in the performance of Executive's services on behalf of the Company, in accordance with the Company's expense reimbursement policy as in effect from time to time.

      5.   Vacation.  Executive shall be entitled to paid Company holidays and
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vacation in accordance with the Company's policies in effect from time to time for its executive officers.

     6.   Stock Options.
          -------------

          (a) On the Effective Date, the Company shall grant to Executive two stock options (the "Reorganization Agreement Stock Options") to purchase Class B Common Stock of the Company under the Company's 1998 Stock Option Plan in accordance with the terms of the Reorganization Agreement and the vesting provisions described therein. The vesting commencement date with respect to such options shall be February 15, 1999.

          (b) On the Effective Date, the Company and Executive shall enter into an amendment agreement to the Restricted Stock Purchase Agreement dated
September   , 1998 by and between Executive and CityAuction, Inc. (which
          --
agreement is being assumed by the Company upon the closing of the Merger) (the "Restricted Stock Purchase Agreement"). The amendment will reflect that 50% of the shares issued to Executive pursuant to such agreement shall be subject to a right of repurchase by the Company (the "Repurchase Right") for a two year period after the Effective Date in accordance with the terms set forth in the Reorganization Agreement.

          (c) The Reorganization Agreement Stock Options referred to above shall reflect that in the event of an Acquisition Event (as defined below), Executive shall receive six months acceleration of vesting, along with any additional compensation or acceleration granted to other Company stockholders and optionholders in their capacity as such as a result of the Acquisition Event, of the Reorganization Agreement Options held by him. For purposes of this
Section 6(c), an Acquisition Event shall mean the sale of all or substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Company, or any other corporate reorganization, in which sale of assets, consolidation, reorganization or merger the stockholders of the Company receive distributions in cash or securities of another corporation or corporations as a result of such sale of assets, consolidation, reorganization or merger, unless the stockholders of the Company hold as a result of their stock holdings in the Company more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such merger, sale of assets, reorganization or consolidation. Neither the Merger nor the transaction contemplated by that agreement dated February 9, 1999 by and among USA Networks, Inc.

("USAi"), Lycos, Inc. ("Lycos") and the Company relating to the combination of the Company, Lycos and certain businesses of USAi shall be an Acquisition Event.

     7.   Termination by Company.
          ----------------------
          (a) The Company may terminate the Executive's employment in the event Executive is unable, for a period of at least three consecutive months, due to illness, accident or other physical or mental incapacity, to perform his duties hereunder; provided, that in the event Executive shall become permanently unable, due to illness, accident or other physical and mental incapacity, to perform such duties, the Company may forthwith terminate his employment, prior to the expiration of such three month period;

          (b) The Company may terminate the Executive's employment for "Cause" which is defined as any one or more of the following occurrences:

                (i) Executive's conviction by, or entry of a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any crime which constitutes a felony in the jurisdiction involved;

               (ii) Executive's commission of an act of fraud or misappropriation of material property, whether prior to or subsequent to the date hereof, upon the Company, or any of its respective affiliates;

              (iii) A willful breach by Executive of a material provision of this Agreement;

               (iv) Failure of Executive to perform the lawful duties and responsibilities assigned to him by the Company, as determined by the Company's Board of Directors in its discretion.

     Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause without (i) reasonable notice to Executive setting forth the reasons for Company's intention to terminate for Cause and (ii) an opportunity for Executive, together with his counsel, if any, to be heard.

     (c) The Company may terminate Executive's employment for any other reason upon not less than 30 days advance written notice to Executive.

     8.   Termination by Executive.  Executive may terminate Executive's
          ------------------------
employment hereunder at any time upon 30 days advance written notice to Company.

     9.   Effect of Termination.
          ---------------------

          (a) Except as otherwise expressly set forth in this Section 9, Executive's right to receive salary or any other payments not required by law shall cease upon the effective date of any termination of Executive's employment and the Company shall have no further liability or obligation to the Executive, his executors, administrators or assigns hereunder except for unpaid salary and benefits accrued to the date of termination.

          (b) If Executive is terminated without Cause or pursuant to a Constructive Termination (as defined below), then Executive shall receive (i) full acceleration of vesting of the shares held by him pursuant to the Restricted Stock Purchase Agreement, as amended, and (ii) one year accelerated vesting of the Reorganization Agreement Options held by him. If Executive is terminated for Cause or terminates as a result of a Voluntary Resignation (as defined below) or for any other reason, then Executive shall not be entitled to any accelerated vesting with respect to the shares and options held by him referenced above. For purposes of this Agreement, (i) a "Voluntary Resignation" means the Executive's voluntary resignation from employment, excluding a voluntary resignation as a result of a Constructive Termination and (ii) "Constructive Termination" means (A) a material reduction in salary and benefits other than a reduction applied to all employees, (B) a requirement to relocate without the Executive's consent beyond 50 miles from the principal offices of the Company in Pasadena, California (except with respect to the relocation of the Company's headquarters) or CityAuction, Inc.'s offices in San Francisco or Seattle, (C) a material reduction in responsibilities reasonably accorded or expected of an Executive Vice President of the Company, (D) the Company materially breaches the terms of this Agreement or any other agreement between the Executive and the Company with respect to the payment or vesting of compensation or benefits or in any other material respect and such breach is not cured within 30 days after the Company receives written notice thereof, and
(E) the Company requires the Executive, as a condition to his continued employment with the Company, to perform felonious or fraudulent acts or omissions; provided, however, that a Constructive Termination shall not include any matters set forth in (A), (B) and (C) above which are proposed by the Company and agreed to by Executive.

     10.  Confidential Information and Noncompetition Agreements.  The Company
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and Executive shall execute and deliver contemporaneously with the execution and delivery of this Agreement, the Confidential Information and Invention
Assignment Agreement and the Noncompetition Agreement attached hereto as Exhibits A and B, respectively.

     11.  Successors.  The Company shall require any successor or assignee, in
          ----------
connection with any sale, transfer or other disposition of all or substantially all of the Company's assets or business, whether by purchase, merger, consolidation or otherwise, expressly to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. In such event, the term "Company," as used in this Agreement, shall mean any successor or assignee to the business and assets which by reason hereof becomes bound by the terms and provisions of this Agreement.

     12.  Arbitration.
          -----------

          (a) Any claim, dispute or controversy arising out of this Agreement, the interpretation, validity or enforceability of this Agreement or the alleged breach thereof shall be submitted by the parties to binding arbitration by the American Arbitration Association in California; provided, however, that this arbitration provision shall not preclude the Company from seeking injunctive relief from any court having jurisdiction with respect to any disputes or claims relating to or arising out of the misuse or misappropriation of the trade secrets or confidential and proprietary information of the Company, or any of its respective affiliates. The losing party to any such arbitration shall bear all costs of the arbitration, including the reasonable fees and expenses of counsel and experts retained by both parties. The fees and expenses of counsel and experts retained by each party shall be paid by the party retaining such services. Judgment may be entered on the award of the arbitrator in any court having jurisdiction.

          (b) EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH HIS EMPLOYMENT OR TERMINATION THEREOF, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, TO BINDING ARBITRATION, AND THAT THIS ARBITRATION SECTION CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EXECUTIVE/COMPANY RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, DISCRIMINATION CLAIMS.

     13.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state.

     14.  Integration.  This Agreement and any written Company plans and written
          -----------
agreements between the parties that are referenced herein represent the entire agreement and understanding between the parties hereto as to the subject matter hereof and supersede all prior or contemporaneous agreements, whether written or oral. No waiver, alteration, or modification, if any, of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     15.  Assignment.  This Agreement and all rights under this Agreement shall
          ----------
be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees, successors and assigns. The Executive shall not, without the written consent of the Company, assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity. If Executive should die while any amounts are still payable to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     16.  Counterparts.  This Agreement may be executed in counterparts, which
          ------------
together will constitute one instrument.

     17.  Surviving Provisions.  Notwithstanding any other provision of this
          --------------------
Agreement, the provisions of Sections 4 through 6, and 9 through 16 shall survive the termination of this Agreement.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first set forth above.



TICKETMASTER ONLINE - CITYSEARCH, INC.



By: /s/ Douglas McPherson
    --------------------------
Title:  VP/CLO
       -----------------------

EXECUTIVE

  /s/ Andrew Rebele
------------------------------
Andrew Rebele

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
                EMPLOYEE INVENTIONS & CONFIDENTIALITY AGREEMENT
                -----------------------------------------------

     Andrew Rebele ("Employee"), in consideration of his/her employment and/or continued employment with CITYSEARCH, INC. ("CitySearch"), a Delaware corporation, and of the compensation paid for his/her services in the course of his/her employment, agrees as follows:

     1. Employee understands that CitySearch has no interest in and will not accept disclosure by Employee of any confidential CitySearch information to a third party.

     2. During and after employment by CitySearch, Employee agrees to keep secret and confidential, and will not disclose, transfer to others or use any proprietary information relating to the business or affairs of CitySearch (including its affiliates) or any third parties doing business with CitySearch which Employee may acquire during the course of his/her employment. Such information includes, but shall not be limited to, any information, software, sales approach, manufacturing technique, design, process, formula, development or experimental work, work in process, business trade secret, or any other secret or confidential matter relating to the products, services, customers, suppliers, sales or business affairs of CitySearch, as well as all information regarding the names, buying habits or practices of any of its customers, its marketing methods and related data, the names of any of its vendors or suppliers, cost of materials, the prices it obtains or has obtained or at which it sells or has sold its product or services, manufacturing and sales costs, lists or other written or computerized records used in its business, compensation paid to employees and other terms of employment, and other confidential information concerning CitySearch's manner of operation, all of which are acknowledged by the parties hereto to be important and confidential trade secrets which are necessary for the successful conduct of CitySearch's business. Employee agrees to notify CitySearch immediately of any unauthorized release of confidential CitySearch information.

     3.   Employee agrees that during his/her employment by CitySearch Employee:
(a) will not render services of a business, professional or commercial nature to any other person or firm, whether for compensation or otherwise, if it interferes with Employee's job duties at CitySearch in any way; (b) will notify CitySearch if rendering any services of a business, professional or commercial nature to any other person or firm; (c) will not engage in any activity competitive with or adverse to CitySearch's business or welfare, whether alone, as a partner, or as an officer, director, employee or shareholder of any other corporation; and (d) will not undertake planning for or organization of any business activity competitive with CitySearch or combine or conspire with other employees or representatives of CitySearch for the purpose of organizing any such competitive business.

     4. Employee agrees that during his/her employment by CitySearch and for a period of one year thereafter, Employee will not, directly or indirectly, either for himself/herself or for others, do any of the following: (a) solicit, divert or take away or attempt to solicit, divert or take away any of CitySearch's customers; or (b) induce or influence any person who is engaged as an employee or otherwise by CitySearch to terminate his/her employment or other engagement; or (c) undertake any employment or activity competitive with CitySearch wherein the fulfillment of the duties of the competitive employment or activity would call upon Employee to reveal or use any of its proprietary information.

     5. Employee recognizes that his/her knowledge of some of CitySearch's proprietary information may be so sensitive and so inter-related with his/her job activities that it will be difficult for Employee to work for another in similar employment without disclosure, advertent or inadvertent, of such proprietary information. Employee understands that he/she has the right to use or practice any skills or expertise generally associated with Employee's employment not special or unique to CitySearch.

     6. All inventions, discoveries, developments and improvements conceived or made by Employee, alone or with others, prior to Employee's employment by CitySearch are listed and described on the reverse side of this page. To the best of Employee's knowledge this list is complete (or if no items are so listed, Employee has nothing to so disclose). Employee understands that his/her failure to list any item will require that Employee demonstrate through clear, tangible evidence that Employee or his/her assigns own any item which CitySearch believes it owns. If it is determined that Employee owns any unlisted item, and CitySearch has expended monies to develop it, CitySearch shall be entitled to the use of same without royalty payments to Employee or his/her assigns.

     7. Employee will promptly and fully inform CitySearch of all inventions, discoveries, developments and improvements that Employee may conceive, discover, develop or make during Employee's employment, whether made solely or jointly with others, and whether or not patentable, if such conception, discovery or making involves the use of CitySearch's time, facilities, resources, equipment or personnel (collectively, "Inventions"). Employee acknowledges and agrees that all such Inventions relating to any work Employee performs for CitySearch or any business in which CitySearch is or intends to be engaged are "works for hire" under applicable law and shall belong to CitySearch. Employee further agrees to assign, and does hereby assign, to CitySearch all right, title and interest in and to any and all such Inventions and agrees to execute all documents deemed necessary or desirable by CitySearch in connection therewith, including patent and/or copyright assignments, and to cooperate both during and after Employee's employment with CitySearch, at CitySearch's expense, in all further actions deemed necessary or desirable to confirm, register, protect or enforce CitySearch's right therein. Employee acknowledges that the foregoing assignment does not include any Invention unrelated to CitySearch's business or research which meets the requirements of Section 2870 of the California Labor Code.

     8. Employee also shall assign in writing any right to or interest Employee has in any CitySearch inventions to the United States government, if requested by CitySearch. This obligation will continue at all times after the termination of Employee's employment. If CitySearch cannot for any reason, including any mental or physical incapacity, secure Employee's signature to apply for or pursue any application for any United States or foreign letters patent, copyright, or trademark registrations (or on any document transferring ownership thereof) covering CitySearch inventions, Employee hereby irrevocably designates and appoints CitySearch and its officers and agents as Employee's agent and attorney in fact, to act for and in Employee's behalf and stead to execute and file any such applications and documents, and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright, or trademark registrations or transfers thereof with the same legal force and effect as if executed by Employee. This appointment is coupled with an interest in the CitySearch inventions and will survive Employee's death or disability. Employee hereby quitclaims to CitySearch all claims of any nature whatsoever Employee may now or hereafter have for infringement of any patents, copyright, or trademark resulting from or relating to any such application for letters patent, copyright, or trademark registrations.

     9. Upon termination of employment, or on demand at any time prior thereto, Employee agrees to deliver promptly to CitySearch all devices, data, models, samples, tools, equipment, designs, notes, reports, proposals, lists, books, correspondence, specifications, drawings, blueprints, sketches, materials and other written and graphical records (including all copies thereof) in Employee's possession or under his/her control relating to any product, business, work, customer, supplier, or other aspect of CitySearch.

     10. This Agreement contains the entire understanding of the parties concerning inventions and confidentiality, and supersedes any and all other agreements between them, whether oral or written, implied or express. Even though CitySearch may fail to insist on strict compliance with any of the conditions of this Agreement, such failure shall not be deemed a waiver of any of the terms or conditions of this Agreement. Any modification to this Agreement will be effective only if in writing and fully executed by Employee and CitySearch.

     11. Employee understands that his/her obligations hereunder shall continue in effect beyond his/her employment and shall be binding upon Employee's assigns, heirs, executors, administrators and legal representatives.

     12. Employee represents that his/her performance of the terms of this Agreement and of his/her employment with CitySearch will not breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee's employment by CitySearch. Employee further agrees to notify all of Employee's present, future and prospective employers of the existence of this Agreement, and recognizes CitySearch's right to do the same.

     13. The provisions of this Agreement are severable; and if any one or more provisions may be determined to be unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

     14. This Agreement shall be governed by and construed, interpreted and enforced under the laws of the State of California and the United States without regard to conflict of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be California state and U.S. federal courts having within their jurisdiction the location of CitySearch's principal place of business. Employee consents to the jurisdiction of such courts. In the event of a breach or threatened breach of this Agreement, Employee acknowledges and agrees that due to the unique nature of the confidential CitySearch information, there can be no adequate remedy at law for any breach of Employee's obligations hereunder, that any such breach may allow Employee or third parties to compete unfairly with CitySearch resulting in irreparable harm to CitySearch and, therefore that upon any such breach or threat thereof, CitySearch shall be entitled to preliminary and/or permanent injunctive relief and/or other appropriate equitable relief in addition to whatever remedies it may have at law. All remedies of CitySearch shall be cumulative and nothing shall prohibit CitySearch from pursuing any other legal or equitable remedy available to CitySearch under this Agreement, at law, in equity, or otherwise. In addition, the prevailing party in any legal dispute hereunder shall be entitled to collect from the other party its reasonable attorney's fees and expenses.

     15. Employee acknowledges that nothing herein shall be construed as any assurance, promise, or guarantee of employment or continued employment.


   /s/ Andrew Rebele
-------------------------------------        -----------------------------------
Employee                                     Witness

Print Name:                                  Print Name:

     Andrew Rebele
-------------------------------------        -----------------------------------

Date:       3/28               , 1999        Date:                        , 19
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